UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 20, 2007
                                                        -----------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                             001-31566              42-1547151
-----------------------------     ---------------------      ----------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                      07306-4599
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors and Certain Officers; Election of Directors;
            -------------------------------------------------------------------
            Appointment of Certain Officers; Compensatory Arrangements of
            -------------------------------------------------------------
            Certain Officers.
            -----------------

     Provident Financial Services, Inc. (the "Company") and its wholly-owned subsidiary, The Provident Bank (the "Bank"), announced that Kevin J. Ward, who currently serves as an executive officer of both the Company and the Bank, will resign from his positions with the Company and the Bank effective December 31, 2007. Mr. Ward and the Company are parties to a three-year employment agreement, the form of which was filed as an Exhibit to the Company's Registration Statement on Form S-1 (Registration No. 333-98241). In connection with the settlement of that employment agreement and in exchange for a release of any claims against the Company and the Bank by Mr. Ward, the Bank will make a lump-sum payment to Mr. Ward in the amount of $950,000.00, together with a payment of $52,000.00 in satisfaction of any obligation to provide Mr. Ward the use of a Company-owned vehicle, and will continue to pay the employer's portion of the cost of Mr. Ward's coverage under the Company's group plans for health, dental, vision and life insurance through September 1, 2008. It is anticipated that the expense associated with the foregoing will be recognized in the fourth quarter of 2007. The cash payments are subject to federal and state payroll and withholding taxes.


Item 5.03   Amendments to Articles of Incorporation or By-Laws; Change in Fiscal
            --------------------------------------------------------------------
            Year.
            -----

     On December 20, 2007, the Board of Directors of the Company approved amendments to the Company's Amended and Restated By-Laws. The amendments, which are effective immediately, (i) permit the Company to issue uncertificated shares in order for the Company to become eligible to participate in the Direct Registration System as required by the New York Stock Exchange rules; (ii) revise the deadline for advance notice required for a stockholder to bring a matter before an annual meeting of stockholders from 90 days prior to the anniversary date of the prior year's annual meeting proxy materials to 120 days prior to such date; and (iii) change the manner in which the retirement of a director reaching age 72 is implemented to allow a director to continue to serve his or her remaining term as elected by the stockholders.

     The text of the amendments to the Company's Amended and Restated By-Laws is filed as Exhibit 99.1 to this Current Report on Form 8-K


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

            (a) Financial Statements of Businesses Acquired. Not applicable.

            (b) Pro Forma Financial Information. Not applicable.

            (c) Shell Company Transactions. Not applicable.

            (d) Exhibits.

            Exhibit No.               Description
            -----------               -----------

               99.1 Text of amendments to the Provident Financial Services, Inc. Amended and Restated By-Laws.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       PROVIDENT FINANCIAL SERVICES, INC.


DATE:  December 20, 2007                        By:  /s/ Paul M. Pantozzi
                                                    ------------------------
                                                    Paul M. Pantozzi
                                                    Chairman and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

   99.1           Text of amendments to the Provident Financial Services, Inc.
                  Amended    and Restated By-Laws.